UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2025

Tesla, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-34756	91-2197729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Tesla Road

Austin, Texas 78725

(Address of Principal Executive Offices, and Zip Code)

(512) 516-8177

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TSLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

A&R 2019 Equity Incentive Plan

On November 6, 2025, the shareholders of Tesla, Inc. (“Tesla”) approved the amended and restated Tesla, Inc. 2019 Equity Incentive Plan (the “A&R 2019 Equity Incentive Plan”) at Tesla’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”) as described below in Item 5.07 to this Current Report.

The material terms of the A&R 2019 Equity Incentive Plan were previously described in the section titled “Tesla Proposal for Approval of the A&R 2019 Equity Incentive Plan - Summary of the A&R 2019 Equity Incentive Plan” in Tesla’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 17, 2025 (the “Proxy Statement”). Such disclosure is hereby incorporated by reference into this Current Report on Form 8-K and is filed as Exhibit 99.1 hereto.

The foregoing description of the A&R 2019 Equity Incentive Plan is qualified by reference to the A&R 2019 Equity Incentive Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

2025 CEO Performance Award

As previously disclosed, on September 3, 2025, Tesla granted Elon Musk, Tesla’s Chief Executive Officer, a performance-based restricted stock award (the “2025 CEO Performance Award”), subject to receipt of certain approvals. On November 6, 2025, Tesla’s shareholders approved the 2025 CEO Performance Award at the Annual Meeting as described below in Item 5.07 to this Current Report.

The material terms of the 2025 CEO Performance Award were previously described in the section titled “Tesla Proposal for Approval of the 2025 CEO Performance Award - Summary of the Proposed 2025 CEO Performance Award - Overview” in the Proxy Statement. Such disclosure is hereby incorporated by reference into this Current Report on Form 8-K and is filed as Exhibit 99.2 hereto.

The foregoing description of the 2025 CEO Performance Award is qualified by reference to the 2025 CEO Performance Award, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on November 6, 2025, Tesla’s shareholders voted on the following 14 proposals and Tesla’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The individuals listed below were elected as Class III directors at the Annual Meeting to serve on the Board for a term of three years or until their respective successors are duly elected and qualified.

	For	Against	Abstained	Broker Non-Votes
Ira Ehrenpreis	1,594,744,259	858,829,029	15,831,288	302,456,274
Joe Gebbia	2,141,079,061	310,503,173	17,822,342	302,456,274
Kathleen Wilson-Thompson	1,924,321,801	529,031,020	16,051,755	302,456,274

Proposal 2

Proposal 2 was a management proposal to approve executive compensation on a non-binding advisory basis. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
1,931,965,361	523,895,380	13,543,835	302,456,274

Proposal 3

Proposal 3 was a management proposal to approve the A&R 2019 Equity Incentive Plan. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
1,942,926,670	514,568,170	11,909,736	302,456,274

Proposal 4

Proposal 4 was a management proposal to approve the 2025 CEO Performance Award. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
1,892,235,822	564,940,908	12,227,846	302,456,274

Proposal 5

Proposal 5 was a management proposal for the ratification of the appointment of PricewaterhouseCoopers LLP as Tesla’s independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
2,689,221,182	66,780,222	15,859,446	-

Proposal 6

Proposal 6 was a management proposal for adoption of amendments to our certificate of formation and bylaws to eliminate applicable supermajority voting requirements. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
1,309,549,644	955,682,310	181,764,443	302,456,274

Proposal 7

Proposal 7 was a shareholder proposal regarding Board authorization of an investment in x.AI Corp. While more votes were cast in favor of the proposal than against, a significant number of shareholders abstained. Since our bylaws generally consider abstention as votes against, this was not approved under the bylaw standard. As a result, given that this is an advisory vote, the Board will examine next steps in light of these voting results (including the high number of abstentions).

For	Against	Abstained	Broker Non-Votes
1,058,999,435	916,321,296	473,073,200	302,456,274

Proposal 8

Proposal 8 was a shareholder proposal regarding adopting targets and reporting on metrics to assess the feasibility of integrating sustainability metrics into senior executive compensation plans. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
216,413,542	2,223,974,663	29,016,371	302,456,274

Proposal 9

Proposal 9 was a shareholder proposal requesting a child labor audit. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
188,709,041	2,238,338,124	42,357,411	302,456,274

Proposal 10

Proposal 10 was a shareholder proposal to amend the bylaws to repeal the 3% derivative suit ownership threshold. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
611,152,245	1,821,038,859	37,213,472	302,456,274

Proposal 11

Proposal 11 was a shareholder proposal to amend Article X of the bylaws. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
378,933,020	2,049,407,756	41,063,800	302,456,274

Proposal 12

Proposal 12 was a shareholder proposal to elect each director annually. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
1,328,135,664	1,118,920,427	22,348,485	302,456,274

Proposal 13

Proposal 13 was a shareholder proposal regarding a proposal, which won 54% support at our 2024 annual meeting. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
787,399,596	1,648,698,264	33,306,716	302,456,274

Proposal 14

Proposal 14 was a shareholder proposal to seek shareholder approval before adopting an amendment to the bylaws pursuant to Section 21.373 of the TBOC. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
1,205,163,451	1,234,433,868	29,807,257	302,456,274

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Tesla, Inc. Amended and Restated 2019 Equity Incentive Plan
10.2	Tesla, Inc. 2025 CEO Performance Award Agreement, dated as of September 3, 2025
10.3	Voting Agreement, dated as of September 3, 2025
99.1	Excerpt from Proxy Statement on Schedule 14A dated September 17, 2025 of Tesla, Inc.
99.2	Excerpt from Proxy Statement on Schedule 14A dated September 17, 2025 of Tesla, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.

By:	/s/ Brandon Ehrhart
Brandon Ehrhart General Counsel and Corporate Secretary

Date: November 7, 2025